SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 2003 (July 18, 2003)
                                                 -----------------------------

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-12699                   95-4803544
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)

         3100 Ocean Park Blvd., Santa Monica, CA       90405
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         (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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     Item 5. Other Events and Required FD Disclosure

     Activision recently was informed by the staff of the Securities and Exchange Commission (the "SEC") that the SEC has commenced a non-public formal investigation captioned "In the Matter of Certain Video Game Manufacturers and Distributors". The investigation appears to be focused on certain accounting practices common to the interactive entertainment industry, with specific emphasis on revenue recognition. In connection with this inquiry, the SEC submitted to Activision a request for information. The SEC staff also informed Activision that other companies in the video game industry received similar requests for information. The SEC has advised Activision that this request for information should not be construed as an indication from the SEC or its staff that any violation of the law has occurred, nor should it reflect negatively on any person, entity or security. Activision intends to cooperate fully with the SEC in the conduct of this inquiry.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2003

                                        ACTIVISION, INC.

                                        By: /s/ Ronald Doornink
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                                           Name:  Ronald Doornink
                                           Title: President